Exhibit 10.1(b)

CONFIDENTIAL TREATMENT REQUESTED BY HIGHPOWER INTERNATIONAL, INC.

Supplementary Agreement (II)
to Capital Increase Agreement of Yipeng Energy Technology Co. Ltd.

Party A (Current Investor):  Huizhou Highpower Technology Co. Ltd.

Address:  Xinhu Industrial Development Area, Ma’an Town, Huicheng District, Huizhou City, Guangdong Province

Legal Representative:  Pan Dangyu

Party B (Founding Team):  (the members are hereinafter referred to collectively as “Party B”)

Name:  Shenzhen Jinpenglong Traffic Technology Co. Ltd.

Address:  East 6H18, 6/F, Shenhua Technology Industrial Park, Meihua Road, Futian District, Shenzhen

Legal Representative:  He Ping

Organization Code Certificate No.:  69712844-1

Name:  He Ping

Address:  No. 25, 2nd Door, Bldg. 15, No. A8, Xinwai Street, Xicheng District, Beijing

Name: S hu Jianqin

Address:  Fangjiaju Street, Fangjiaju Villiage, Yingshan County, Hubei Province

Party C (Investors):  (the members are hereinafter referred to collectively as “Party C”)

Name:  Beijing Defengjie Fuhua Venture Investment Fund Management Center (limited partnership)

Address:  Room 37, 1/F, Bldg. 23, No. 72, Qinghe Third Street, Haidian District, Beijing

Unified Social Credit Code:  91110108318078553P

Name:  Qu Jingdong

Address:  No. 701, 1st Door, Bldg. 18, Shangdi Digital Park, An’ning Zhuang, Haidian District, Beijing

Name:  Yang Lishan

Address:  Zhongguancun South Street, Haidian District, Beijing

Party D:  Huizhou Yipeng Energy Technology (“Party D” or “the Target Company”)

Address:  (Workshop Building B1) No. 1, Qunliao Road, Ma’an Town, Huicheng District, Huizhou

Legal Representative:  He Ping

Party A, Party B, Party C and Party D are hereinafter referred to collectively as “the Parties” and individually as “one Party”.

This Agreement is made and entered into amongst the foregoing Parties in Huizhou June 30, 2016.

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Whereas:  Party A’s parent company, Highpower International, is a listed company. The board of directors of Highpower International attached great importance to this investment transaction and presented some core problems concerned by the board of directors. Party D gave supplementary replies on these core problems as follows:

Article 1:  Core competitiveness of Yipeng.

Question:  Yipeng have no core technology of power batteries. In other words, Yipeng is incapable of producing and manufacturing “cell” and “management system”. What is Yipeng’s core competitiveness?

Yipeng replied:  The value of Yipeng is mainly reflected in the following three aspects:

Cell technology:  Yipeng has the formula of cell technology and make mass production of the power cell technology through cooperation with the group of Highpower.

PACK technology:  Yipeng has air-cooling and liquid-cooling technology. More than 700 buses have been applied and put into market, without any bad feedback;

BMS: [***] is invested, established and controlled by Yipeng’s shareholder and the purchase price is not higher than the counterpart Yineng.

The core competitiveness of Yipeng is actually the integration capability of Yipeng’s successful business mode and excellent resources in the past three years.

Article 2:  Profitability of Yipeng:

Question:  There are provisions for performance compensation in the investment cooperation agreement, but how to embody and ensure the growth of Yipeng’s profits?

Yipeng replied:  Yipeng’s minimum sales target is [***] this year. Affected by the national subsidy policy, Yipeng completed about 30 million Yuan and got one to two million Yuan of profits of profits in the first half year. Yipeng is now a standard supplier of [***] and [***] and has received an order of [***] from [***]. It is estimated to start mass production in the second half year and we will make a dash towards the target of [***] this year. Yipeng may make adjustment flexibly according to its performance needs. For example, it may change [***] for pure electric rapid charge of [***]. The profit will be [***]. If productivity can fully form sales volume this year, the profit target of this year may be [***].

Yipeng’s target in 2017 is to realize over [***] of PHEV and achieve [***] of productivity reserves. [***] conservatively estimated [***] on demand.

Yipeng’s sales target in 2018 is [***], which requires realization of [***] of PHEV in total.

Yipeng’s sales volume: PHEV accounts for 90-95%, while BEV accounts for 5-10%. Centralized on PHEV and auxiliary by BEV, we can not only play our advantages but also make good technical reserves for BEV market, and meanwhile, promote the modification of the cell plan.

Article 3:  In case of any discrepancy between a document and/or an agreement signed by the Parties and this Agreement prior to signature of this Agreement, this Agreement shall prevail. The Parties have the obligation to amend the document and/or agreement signed to ensure consistency with this Agreement. In case of matters concerned in an agreement signed by the Parties and provided herein, this Agreement shall prevail. All clauses in conflict with the stipulations of this Agreement shall be invalid.

Article 4:  All aspects of this Agreement shall be governed by laws of the People’s Republic of China.

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Article 5:  A dispute arising from the execution of this Agreement may be submitted by one Party to Huizhou Arbitration Committee for arbitration according to the current effective arbitration rules of the Committee. Arbitration shall be made in Chinese in Huizhou. The arbitral award shall be final and binding upon the Parties.

Article 6:  This Agreement is made out in eight originals for the Parties hereto each holding one, which shall be equally authentic.

Article 7:  This Agreement shall be established and come into force as of the date of signature of the Parties.

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Party A:  Huizhou Highpower Technology Co. Ltd. (Seal)

Legal Representative/Authorized Representative:  (Signature):  /s/ Pan Dangyu

Party B:  (the following members are hereinafter referred to collectively as “Party B”)

Name:  Shenzhen Jinpenglong Traffic Technology Co. Ltd. (Seal)

Legal Representative/Authorized Representative:  (Signature):  /s/ He Ping

Name:  He Ping      Signature:  /s/ He Ping

Name:  Shu Jianqin    Signature:  /s/ Shu Jianqin

Party C:  (the following members are hereinafter referred to collectively as “Party C”)

Name:  Beijing Defengjie Fuhua Venture Investment Fund Management Center (limited partnership) (Seal)

Legal Representative/Authorized Representative:  (Signature):  /s/ Qu Jingdong

Name:  Qu Jingdong    Signature:  /s/ Qu Jingdong

Name:  Yang Lishan    Signature:  /s/ Yang Lishan

Party D:  Huizhou Yipeng Energy Technology Co. Ltd. (Seal)

Legal Representative/Authorized Representative:  (Signature):  /s/ He Ping

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